SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

Definitive additional materials

Soliciting material pursuant to Rule 14a-12

Virtus Variable Insurance Trust

Registration Nos. 811-04642 and 33-05033

(Name of Registrant as Specified in Its Charter/Declaration of Trust)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒  No fee required.

☐  Fee paid previously with preliminary materials.

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Virtus Variable Insurance Trust

(the “Trust”)

Dear Contract Owner:

You are an owner of a variable annuity contract or variable life insurance policy (each one a “Contract” and, together, “Contracts”) issued by a separate account (each one a “Separate Account” and, together, “Separate Accounts”) of one of a number of participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”). Shares of one or more series of the Trust have been purchased at your direction by an Insurance Company through one or more of the Separate Accounts to support contract values or fund benefits payable under your Contract. The Insurance Company (through its Separate Accounts through which your Contract was issued) is the record owner of shares of the series held in connection with your Contract.

The Trust, and each of its series, will hold a special meeting of shareholders at [                ][a.]/[p.]m. Eastern time, on [                ], 2022 (the “Meeting”). The Meeting has been scheduled as a virtual meeting at which no one will be allowed to attend in person. As you may know, your Contract gives you the right to instruct the Insurance Company on how to vote the shares of each series that is attributable to your Contract. We are writing to ask that you instruct us, either by telephone, internet or mail, in order that we may vote on your behalf at the Meeting. After you have given us instructions, you have the right to revoke those instructions prior to or at the Meeting.

I encourage you to take the time to read the enclosed proxy statement and cast your ballot for the Meeting of shareholders of the Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth Series and Virtus Strategic Allocation Series (individually and collectively, the “Series”) of the Trust.

As record owner of the Series’ shares, the Insurance Companies have been asked by the Trust’s board of trustees (“Trustees”) to vote on the following proposals, as described in the Proxy Statement:

1.            To be voted on by all shareholders of the Trust, voting together: To elect seven Trustees of the Trust, as described in the attached Proxy Statement;

2.            To be voted on by all shareholders of each Series, voting separately by each such Series: To approve a proposal authorizing Virtus Investment Advisers, Inc. to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for that Series or to materially modify subadvisory agreements for that Series without shareholder approval, and to permit that Series to disclose advisory and subadvisory fee information in an aggregated manner, as described in the attached Proxy Statement;

3.            To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

The Trustees of the Trust unanimously recommends that shareholders vote FOR the Proposals specified above.

The Trustees of the Trust have fixed the close of business on April [  ], 2022, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. This proxy is being solicited on behalf of the Trustees of the Trust.

By Order of the Board of Trustees,

/s/ Jennifer Fromm
Jennifer Fromm Secretary

[     ], 2022

YOUR VOTE IS IMPORTANT

It is important that your shares be represented at the Meeting by virtual presence or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, then please give your voting instructions by internet, by touch-tone telephone, or by marking, dating and signing the enclosed proxy card and returning it in the prepaid envelope enclosed for your convenience to ensure that your shares are represented. Please give your voting instructions or submit your proxy card promptly in order to avoid any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [ ], 2022

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, Contract Owners can find important information about each Series in its Annual Report, dated December 31, 2021, including financial reports for the fiscal year ended December 31, 2021, and in such Series’ Semi-Annual report, dated June 30, 2021. The Series’ Annual Report and Semi-Annual Report are available, without charge, upon request by calling 1-800-367-5877. Copies also can be obtained free of charge from the SEC’s website at www.sec.gov and the Series’ website at www.virtus.com.

VIRTUS VARIABLE INSURANCE TRUST

(the “Trust”)

One Financial Plaza

Hartford, CT 06103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on [                ], 2022

To owners of variable annuity contract or variable life insurance policy (each one a “Contract” and, together, “Contracts”) issued by a separate account (each one a “Separate Account” and, together, “Separate Accounts”) of one of a number of participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) entitled to give voting instructions in connection with a Separate Account of an Insurance Company.

NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of the Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth Series and Virtus Strategic Allocation Series (individually and collectively, the “Series”) of the Trust, a Delaware statutory trust, will be held on [                ], 2022 at [                ] [a.]/[p.]m. Eastern Time and any adjournments thereof (the “Meeting”). In light of public health concerns regarding the coronavirus outbreak, the Meeting with be held in a virtual meeting format only. To participate in the Meeting, shareholders must register in advance by visiting [                 ]. The Meeting will be held for the following purposes:

	Proposal	To be voted on by shareholders of:
Proposal 1	To elect seven Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected	All Series voting together
Proposal 2	To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to each Series, to hire, terminate and replace subadvisers for the Series or to modify subadvisory agreements for the Series without shareholder approval, and to permit the Series to disclose advisory and subadvisory fee information in an aggregated manner.	All Series, with each Series voting separately
Proposal 3	To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

The Trust’s Board of Trustees recommends that shareholders of the Series vote to approve the proposal.

The Separate Accounts supporting Contracts issued by the Insurance Companies are the only shareholders of the Series. However, each Insurance Company hereby solicits, and agrees to vote the shares of the Series at the Meeting in accordance with, timely instructions received from owners (each, a “Contract Owner” and together, the “Contract Owners”) of the Contracts having contract values allocated to a Separate Account invested in such shares. Each Insurance Company will vote all of the shares of the Series held by a Separate Account in the same proportion (for, against or withheld) as those shares held by the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions. This may result in a relatively small number of Contracts determining the vote with respect to a proposal.

The Board of Trustees has fixed the close of business on April [  ], 2022, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the meeting, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

●	Through the Internet – log on at the Internet address provided on the proxy card

●	By telephone – call the toll-free number listed on the proxy card

●	By mail – using the enclosed Proxy Card(s) and postage paid envelope

●	At the Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.

By order of the Board of Trustees

Jennifer Fromm
Title: Secretary

[                ], 2022

Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately following this notice. It is important that the proxy be voted promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,
Executor

VIRTUS VARIABLE INSURANCE TRUST

One Financial Plaza

Hartford, CT 06103

(800) 367-5877

SPECIAL MEETING OF SHAREHOLDERS

To be held on [                ], 2022

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Virtus Variable Insurance Trust (the “Trust”), a Delaware statutory trust, by the participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) to owners (each one a “Contract Owner” and together, “Contract Owners”) of certain variable annuity contract or variable life insurance policy (each one a “Contract” and, together, “Contracts”) issued by the Insurance Companies and having contract values on the record date allocated to separate accounts (each one a “Separate Account” and, together, “Separate Accounts”) of the Insurance Companies invested in shares of Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth Series and Virtus Strategic Allocation Series (individually and collectively, the “Series”), each an investment portfolio of the Trust.

As a Contract Owner, your Contract gives you the right to instruct the Insurance Company on how to vote the shares of each of the Series that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of a Series, you have this right because some or all of your Contract value is invested, as provided by your Contract, in one or more Series. For simplicity, in this Proxy Statement:

●	“Record Holder” of the Series refers to each Insurance Company which holds Series’ shares of record;

●	“shares” refers generally to your shares of beneficial interest in the Series; and

●	“shareholder” or “Contract Owner” refers to you.

Certain Insurance Company Separate Accounts are the only holders of shares of the Series. However, each Insurance Company has agreed to vote the shares of the Series at the Meeting in accordance with the timely instructions received from the owners of Contracts issued by such Insurance Company having contract values allocated to its Separate Accounts and invested in such Series shares on the record date. Each Insurance Company will vote all of its shares of the Series held by a Separate Account in the same proportion (for, against or abstain) as those shares of the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions.

Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”) currently serves as the investment adviser to the Series. VIA is a wholly-owned subsidiary of Virtus Partners, Inc., which is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). VP Distributors, LLC (“VPD”), another wholly-owned indirect subsidiary of Virtus, serves as principal underwriter of shares of the Series. Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent for the Trust. The principal office of each of these entities is located at One Financial Plaza, Hartford, Connecticut 06103.

Copies of the Trust’s most recent annual and/or semi-annual reports are available free of charge via the Internet at www.virtus.com, by calling 800-367-5877 or by writing to the Trust at One Financial Plaza, Hartford, Connecticut 06103. A copy of this proxy statement is also available via the Internet at the Internet address provided on the proxy card.

General Voting Information

This Proxy Statement is being furnished to Contract Owners on behalf of the Board in connection with the solicitation by the Trust of voting instructions from Contract Owners indirectly invested in the Series in connection with a meeting of the Series’ shareholders to be held on [                ], 2022. The Board has called the Meeting to consider the matters indicated on the cover page of this Proxy Statement. The Separate Accounts are the only holders of Series shares. Each Insurance Company will vote the Series shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under Contracts funded through the Separate Account. Contract Owners have the right to instruct the Insurance Companies as to the number of shares (and fractional shares) that have an aggregate value on the record date equal to the contract value on the record date under that Contract allocated to the subaccount of each Separate Account holding the shares of the Series. Each Insurance Company will vote all of the shares of the Series held by a Separate Account in the same proportion (for, against or abstain) as those shares held by the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions. In other words, the Insurance Companies will vote shares attributable to Contracts as to which no voting instructions are received in the same proportion as those for which instructions are received. This may result in a relatively small number of Contract Owners determining the vote with respect to a proposal.

If a properly executed voting instruction form is received that does not specify a choice, the Insurance Company will consider its timely receipt as an instruction to vote in favor of the relevant proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain Contract Owners. The Trust does not believe that these circumstances exist with respect to matters currently before Series shareholders.

Contract Owners may revoke previously submitted voting instructions given to an Insurance Company at any time prior to the Meeting by mailing a notice of revocation to the Secretary at the principal office of the Trust, by executing a superseding voting instructions form by mail, telephone or through the Internet, or by attending the Meeting and instructing the Insurance Company how to vote your shares and giving oral notice of revocation to the Chair of the Meeting. For any Contract Owner who desires to execute a superseding voting instructions form by mail, the Secretary of the Trust will send the Contract Owner a new voting instruction form, upon request.

The Board has fixed April [  ], 2022 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. The number of shares outstanding on the Record Date is listed on Appendix B attached to this Proxy Statement.

[The Trustees and current executive officers of the Trust beneficially own, directly or indirectly, less than 1% of the shares of the Series. To the knowledge of the Trust and the Board, there are no Contract Owners, as of the record date, who have the right to instruct an Insurance Company as to 5% or more of the Series’ shares.]

To be counted, the Insurance Companies must receive a Contract Owner’s voting instructions either by telephone or through the internet or via a properly executed voting instruction form mailed to the Proxy Tabulator, [      ], by [    ] p.m. Eastern time on [      ], 2022 or by virtual attendance at the Meeting.

Each dollar of net asset value of the Series is entitled to one vote. Fractional dollars of net asset value are entitled to a proportionate fractional vote, which will be counted. A Contract Owner has the right to instruct the Insurance Company on how to vote the shares of the Series that are attributable to his or her Contract at the Meeting as to each proposal. The presence in person or by proxy of thirty-three and one-third percent (33 1∕3%) of the outstanding shares of the Series entitled to vote will constitute a quorum for the transaction of business at the Meeting. Approval of the proposal requires approval by a majority of the outstanding shares of the Series at the close of business on the record date. Approval by a majority of the Series’ outstanding shares is defined by the 1940 Act, as the lesser of  (i) 67% or more of the voting securities of the Series present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Series are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Series. Because “affirmative” votes are necessary to approve the proposal, a voting instruction to “abstain” on a proposal has the same effect as an instruction to vote “against” the proposal. There are expected to be no broker non-votes for the proposal since the Insurance Companies know the identity of the Contract Owners and each Insurance Company will vote all of its shares of the Series held by a Separate Account in the same proportion (for, against or abstain) as those shares held by the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the chairperson of the Meeting may adjourn the Meeting to permit further solicitation of voting instructions if the chairperson determines that an adjournment and further solicitation is reasonable and in the interest of shareholders. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Neither the Commission nor Virtus requires any specific minimum percentage of Contract Owners to vote in order for an Insurance Company to vote shares for which voting instructions are not received. Virtus seeks to obtain a reasonable level of turnout given the particular circumstances, which circumstances may include the proportion of voting instructions actually received voting “for” the proposal. Adjourned meetings may be held within sixty (60) days after the date originally set for the Meeting without further notice to shareholders or Contract Owners, unless a new record date is set for the determination of shareholders entitled to notice of and to vote at the Meeting.

The Series will bear all of the expenses of soliciting voting instructions. The anticipated cost of such solicitation services is approximately $[      ]. The solicitation of instructions will be made primarily by mail but may include telephone, electronic or oral communications by employees of Virtus or its affiliates. This Proxy Statement and voting instruction form(s) were first mailed to Contract Owners on or about [       ], 2022.

BOARD OF TRUSTEES RECOMMENDATION

The Board met on March 2, 2022, in a virtual meeting format in light of public health concerns regarding the spread of COVID-19, to discuss the proposals contained in this Proxy Statement. The Board voted unanimously to approve the proposals. The Board recommends that you vote “FOR” each of the nominees named in Proposal 1 and “FOR” Proposal 2 contained in this Proxy Statement.

PROPOSAL 1: TO ELECT SEVEN TRUSTEES

TO THE BOARD OF TRUSTEES

It is proposed that the seven nominees described herein (the “Nominees”), four of whom currently serve as Trustees of the Trust, be elected to the Board at the Meeting. If elected, the seven Nominees would join five current Trustees who were previously elected to the Board of each Trust by shareholders, and would constitute a full Board of twelve Trustees. Trustees would serve until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal. The Agreement and Declaration of Trust (“Declaration of Trust”) of each Trust does not require the annual election of Trustees. Further, the Declarations of Trust provide that any vacancy resulting from any reason, including the resignation of a Trustee, may be filled by a majority of the remaining Trustees, provided that immediately after filling any such vacancy at least two-thirds of the Trustees holding office have been elected to such office by the shareholders at a meeting called for the purpose. Biographical information regarding each of the nominees is provided below.

The role of the Board is to provide general oversight of the Trust’s business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet at least quarterly and review the Series’ performance and oversee the services provided to the Trust by the investment adviser, subadvisers and the Trust’s other service providers. During the Trust’s most recent fiscal year, the Board met five times in regularly scheduled meetings and five times in special meetings, with all Trustees attending at least 75 percent of the meetings.

There are a number of legal and regulatory requirements applicable to the composition of the Trust’s Board. In addition to the requirements of the governing documents of the Trust discussed above, the 1940 Act permits the existing members of a mutual fund's board of directors/trustees to appoint new members in certain circumstances. Mutual funds are required to call a shareholder meeting to elect board members if at any time less than a majority of the members holding office have been elected by shareholders. The 1940 Act also requires that at least a majority of a mutual fund's board be comprised of directors/trustees who are not considered to be "interested persons" (as defined in the 1940 Act) of a fund or its adviser, underwriter or their controlling companies, in order to meet certain “fund governance standards” under the 1940 Act. These non-interested trustees are referred to herein as "Independent Trustees." All of the Nominees, if elected, will be considered non-interested with respect to the Trust’s Adviser, subadvisers and underwriter, or any of their affiliates.

At the meeting held on March 2, 2022, the Governance and Nominating Committee of the Board determined to recommend to the full Board the Nominees described below for election to the Board. Acting on that recommendation, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trust to vote on the election of the Nominees. If elected, any newly elected Trustees will join the Trust’s Board shortly after being elected.

With regard to the current Trustees, Ms. McNamara and Messrs. Aylward, Burke, Mallin, and McLoughlin have previously been elected as such by shareholders at a shareholder meeting held on October 31, 2006, with respect to Ms. McNamara and Mr. McLoughlin, and on May 19, 2016, with respect to Messrs. Aylward, Burke, and Mallin, and they will remain as Trustees of the Trust. With regard to the Nominees, Ms. McDaniel, Dr. Harris and Messrs. Walton and Zino were appointed to the Board by the then-existing Trustees of the Board, but have not been elected as such by shareholders. Mses. Cogan and DeCotis and Mr. Drummond, who do not currently serve as Trustees for the Trust, are also Nominees. However, each has served as an Advisory Board Member of the Trust since February 1, 2021 and also currently serves as a Director/Trustee of open-end and closed-end funds managed by an affiliate of Virtus.

The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as Trustees of the Nominees named below. The Board recommends that the shareholders elect the persons whom they have nominated for election.

Each of the Nominees has agreed to serve, or continue to serve, as a Trustee if elected. If, at the time of the Meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which Trustees are elected and the selection and qualification of their successors.

The following table sets forth the names, ages, principal occupations and other information relating to the Trustees and Nominees. Unless otherwise noted, the address of each Trustee and Nominee is c/o [Virtus Trust name], One Financial Plaza, Hartford, Connecticut 06103. There is no stated term of office for Trustees.

Independent Nominees

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee/Advisory Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Cogan, Sarah E. YOB: 1956	N/A	110	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

DeCotis, Deborah A. YOB: 1952	N/A	110	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (11 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.

Drummond, F. Ford YOB: 1962	N/A	110	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board;, Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (11 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios); and Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.

Harris, Sidney E. YOB: 1949	Served since 2017.	103	Private Investor (since 2021); Dean Emeritus (since 2015); Professor (2015 to 2021 and 1997 to 2014), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios); Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

McDaniel, Connie D. YOB: 1958	Served since 2017.	103

Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Trust (2 portfolios); Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2019), Governance & Nominating Committee, Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

Walton, R. Keith YOB: 1964	Served since 2020.	110	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus AllianzGI Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

Zino, Brian T. YOB: 1952	Served since 2020.	110	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Independent Trustees

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960	Served since 2016.	106	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2007 to 2009), and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff  & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff  & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Mallin, John R. YOB: 1950	Served since 2016.	103	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).

McLoughlin, Philip Chairman YOB: 1946	Served since 1993.	113	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (61 portfolios).

McNamara, Geraldine M. YOB: 1951	Served since 2001.	106	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff  & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff  & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (61 portfolios).

Interested Trustee

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Aylward, George R. YOB: 1964	Served since 2006.	115	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (61 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.

Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President ( 2016 to 2021), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

Carr, Kevin J. YOB: 1954	Senior Vice President (since 2017); Assistant Secretary (since 2013); Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Assistant Secretary (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President and Assistant Secretary (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President and Assistant Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (2015 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.

Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President and Chief Compliance Officer (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President and Chief Compliance Officer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021), Vice President (2014 to 2017) and Chief Compliance Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer and Secretary (since 2013).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income 2028 Term Fund Inc.; Vice President, Chief Legal Officer and Secretary (since 2020, Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.

Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL and Virtus Event Opportunities Trust; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus Closed-End Funds; Senior Vice President (2018 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus AllianzGI Closed-End Funds, Virtus Global Multi-Sector Income Fund, Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

The Board and Oversight Function. The Board is responsible for oversight of the Trust. The Trust has engaged VIA to manage the Trust on a day-to-day basis. The Board is responsible for overseeing VIA and the other service providers in the operations of the Trust in accordance with the Series’ investment objectives and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable federal, state and other securities and other laws, and the Trust’s charter. The Board meets at regularly scheduled meetings five times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As discussed below, the Board has established several committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The current Board has four standing committees: Audit Committee, Compliance Committee, Governance and Nominating Committee, and Executive Committee. Although each committee is composed exclusively of Independent Trustees, any interested Trustee may also attend the committee meetings. The Board may also designate working groups or ad hoc committees as it deems appropriate. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, Sullivan & Worcester LLP, to assist them in performing their oversight responsibilities. In addition, the Trustees have engaged a Chief Compliance Officer (“CCO”) for the Trust.

The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.

Committees of the Board

The Audit Committee. The Audit Committee is responsible for overseeing the Series’ accounting and auditing policies and practices. The Audit Committee reviews the Series’ financial reporting procedures, their system of internal control, and the independent audit process. The Audit Committee is composed entirely of Independent Trustees; its members are Connie D. McDaniel (Chairperson), Donald C. Burke, John R. Mallin and Brian T. Zino. If elected, Ms. DeCotis would also serve on the Committee. The Committee met seven times during the Trust’s last fiscal year.

The Compliance Committee. The Compliance Committee is responsible for overseeing the Series’ compliance matters. The Compliance Committee oversees and reviews (1) information provided by the Series’ officers, including the Series’ CCO, the Series’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; and (4) distribution programs. The Compliance Committee is composed entirely of Independent Trustees; its members are Geraldine M. McNamara (Chairperson), Sidney E. Harris, and R. Keith Walton. If elected, Ms. Cogan and Mr. Drummond would also serve on the Committee. The Committee met seven times during the Trust’s last fiscal year.

The Executive Committee. The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Trustees; its members are Philip R. McLoughlin (Chairperson), Donald C. Burke, Sidney E. Harris and Brian T. Zino. If elected, Ms. DeCotis would also serve on the Committee. The Committee met six times during the Trust’s last fiscal year.

The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Series, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Brian T. Zino (Chairperson), Sidney E. Harris, Philip R. McLoughlin and R. Keith Walton. If elected, Ms. Cogan would also serve on the Committee. The Committee met eight times during the Trust’s last fiscal year.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the attention of the Governance and Nominating Committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Board Conclusion on Experience, Qualifications, Attributes and Skills of Trustees/Nominees

The Governance and Nominating Committee of the Board, which is composed of all the Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducted a similar review with respect to the current Trustees and Nominees being nominated for election by shareholders prior to their appointment or election to the Board. In evaluating candidates for nomination or election as a Trustee, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make and the experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contribute to good governance for the Trust.

The Board has concluded that, based on each Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees, each Nominee is qualified to serve as Trustee. In determining that a particular Nominee was qualified to serve as a Trustee, the Board considered a variety of criteria. The Board noted that Ms. McDaniel, Dr. Harris and Messrs. Walton and Zino are each currently serving as Trustees on the Board. Additionally, the Board noted that Mses. Cogan and DeCotis and Mr. Drummond serve on a separate Board of Directors that oversees open-end funds and of closed-end funds managed by an affiliated investment adviser, which also shares certain service providers with the Trust. The Board believes that the familiarity and knowledge by the Nominees of the common investment adviser and the Virtus organization provide benefits and efficiencies in the governance process of the Trust. In addition, the Board has taken into account the actual service, commitment and participation of each Nominee during his or her past tenure with the Trust or with other funds in the Virtus Funds complex in concluding that each Nominee should serve as Trustee. In addition to the information set forth above, the following provides further information about each Nominee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Funds’ subadvisers, the Distributor and the Administrator to the Trust, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Donald C. Burke

Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006 to 2009) and Merrill Lynch Investment Managers (1990 to 2006) where he held a number of roles including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Sarah E. Cogan

Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her prior experience as counsel to the Independent Trustees of the series of Allianz Funds (now known as Virtus Investment Trust) and Allianz Funds Multi-Strategy Trust (now known as Virtus Strategy Trust) and as counsel to other independent trustees, investment companies and asset management firms. She is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Deborah A. DeCotis

Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business. Ms. DeCotis is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

F. Ford Drummond

Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also previously served as a member and chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Sidney E. Harris

Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is Dean Emeritus and, until recently, was a Professor at the J. Mack Robinson College of Business at Georgia State University. He was affiliated with the J. Mack Robinson College of Business from 1997 to 2021, including serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019). He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

John R. Mallin

Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by Virtus affiliates.

Connie D. McDaniel

Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019). She currently serves as a Director of Global Payments Inc. (since 2019) and as a Director of North Florida Land Trust (since 2021). Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and has served as a member of the Georgia State University Robinson College of Business Board of Advisors since 2011. Ms. McDaniel is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Philip R. McLoughlin

Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates, including serving as the chairman of the board of several such funds.

Geraldine M. McNamara

Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

R. Keith Walton

Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale University and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also a Partner at Global Infrastructure Partners (since 2006) and served as the Managing Director at Lafayette Square Holding Company LLC (2020 to 2021). Mr. Walton is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Brian T. Zino

Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1982 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Compensation of Current Trustees

The Nominees who are currently Trustees or Advisory Board Members received the compensation set forth in Appendix C attached to this Proxy Statement. Mr. Aylward receives no compensation from the Trust.

Trustee/Nominee Ownership of Securities

Set forth in Appendix D attached to this Proxy Statement for each Trustee and Nominee is a dollar range of equity securities of the Trust, together with the aggregate dollar range of equity securities in certain registered investment companies, including the Trust, managed by VIA or an affiliate and held out to investors as related companies for purposes of investment and investor services (the "Virtus funds complex"), as of March 31, 2022.

Shareholder Communications with Board and Trustee Attendance at Annual Meetings of Shareholders

Any shareholder who wishes to send a communication to the Board should send the communication to the attention of the Trust’s Secretary at One Financial Plaza, Hartford, CT 06103. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Board, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Trust’s Secretary at the same address.

After reviewing the communication, the Trust’s Secretary will then immediately forward the communication to the Board. Communications to individual Trustees or to a Committee sent in care of the Trust’s Secretary will be immediately forwarded to the individual Trustee or to the Committee, as applicable.

The Trust is not required to hold annual meetings of shareholders. However, if a shareholder meeting is held, it is the policy of the Trust to encourage Trustee attendance at such meetings in person or by teleconference.

Required Vote

All Nominees receiving a plurality of the votes cast by shareholders of the Trust will be elected as Trustees of the Trust. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, all seven Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

PROPOSAL 2: APPROVAL OF A PROPOSAL TO PERMIT VIA TO
HIRE AND REPLACE SUBADVISERS OR TO MODIFY
SUBADVISORY AGREEMENTS WITHOUT
SHAREHOLDER APPROVAL, AND TO PERMIT THE SERIES TO DISCLOSE ADVISORY AND SUBADVISORY FEE INFORMATION IN AN AGGREGATED MANNER

(TO BE VOTED UPON BY SHAREHOLDERS OF EACH SERIES VOTING SEPARATELY)

Introduction

The Trust operates under a structure where the Series’ day-to-day investments are managed by subadvisers, and VIA oversees the administration of the Series and the subadvisers. Under a current existing exemptive order issued by the SEC (discussed in more detail below), one of VIA’s duties is to recommend to the Board of the Trust, if conditions warrant, the reallocation of assets managed by a subadviser or to recommend a subadviser’s hiring, termination or replacement, if VIA deems it appropriate to achieve the overall objectives of a Series. The Trust proposes that VIA, subject to approval of its Board and certain conditions, be permitted to, without obtaining the prior approval of a majority of the outstanding voting securities of the Series as is otherwise required by Section 15 of the 1940 Act: (i) select affiliated, whether partially or wholly-owned, and unaffiliated investment advisers (“Subadvisers”) to manage all or a portion of the assets of a Series and enter into subadvisory agreements with Subadvisers, and (ii) materially amend subadvisory agreements with Subadvisers. The Trust further proposes that a Series be permitted to disclose advisory and subadvisory fee information in an aggregated manner.

For these purposes, an unaffiliated Subadviser is an investment subadviser for a Series that is not an affiliate of the Series or VIA, which means that (a) it does not control and is not owned or controlled by the same parent of the Trust or VIA, (b) it does not own or control 5% of the outstanding voting shares of any Series or VIA, or (c) a Series or VIA does not own or control 5% of its outstanding voting shares (an “Unaffiliated Subadviser”). A partially-owned Subadviser for a Series means a subadviser which is partially-owned (meaning an entity that owns or controls a portion of the equity of another entity, either directly or indirectly through other subsidiaries) by VIA, a sister company of VIA, which is itself wholly-owned by a company that wholly owns VIA (“Partially-Owned Subadviser”), or a parent company of VIA. Furthermore, a wholly-owned Subadviser for a Series means a subadviser which is wholly-owned (meaning an entity that owns or controls all of the equity of another entity, either directly or indirectly through other subsidiaries) by either VIA or a sister company of VIA, which is itself wholly-owned by a company that wholly owns VIA (a “Wholly-Owned Subadviser”). Partially-Owned Subadvisers and Wholly-Owned Subadvisers together are “Affiliated Subadvisers.”

As described further below, VIA and the Trust currently have the authority, with respect to the Series, to hire, terminate or replace Wholly-Owned Subadvisers and Unaffiliated Subadvisers or materially amend subadvisory agreements with such Wholly-Owned Subadvisers or Unaffiliated Subadvisers without prior shareholder approval under the current exemptive order, and are seeking similar authority with respect to Partially-Owned Subadvisers.

The Current Applicable Exemptive Orders

VIA and the Trust have an exemptive order (the “First Order”) issued September 29, 2008, by the SEC that grants exemptions from certain provisions of the 1940 Act. Pursuant to the First Order, VIA may, with respect to a Series and subject to supervision and approval of the Board, enter into and materially amend subadvisory agreements with Unaffiliated Subadvisers without such agreements being approved by the shareholders of the Series. The Trust and VIA therefore, with approval from the Board, have the right to hire, terminate, or replace Unaffiliated Subadvisers and modify or amend their subadvisory agreement without shareholder approval. VIA continues to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination and replacement to the Board. Within 90 days of the hiring of any new Unaffiliated Subadviser for the Series under the First Order, shareholders of the Series would be furnished with all information about the new subadviser that would have been in a proxy statement seeking shareholder approval of the new subadviser. However, the First Order does not permit the Trust or VIA, with respect to the Series, to enter into and materially amend subadvisory agreements with any subadvisers that are affiliated with the Trust or VIA without prior shareholder approval. In addition, the First Order does not permit the Series to disclose advisory fees paid by the Series to VIA and the subadvisory fees paid by VIA to Wholly-Owned Subadvisers for the Series on an aggregate basis, but rather must disclose the amounts paid to each individually.

Shareholders of all the Series approved the ability for VIA to rely on the First Order.

VIA and the Trust have also received an exemptive order (the “Enhanced Order”), issued October 25, 2016, by the SEC that supersedes the First Order and allows VIA and the Trust, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of a Series:

(a)	to also engage or retain Wholly-Owned Subadvisers, in addition to Unaffiliated Subadvisers;

(b)	to subsequently change such Subadvisers; or

(c)	to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the Enhanced Order permits a Series to disclose its advisory fees as follows:

(a)	advisory fees paid by a Series to VIA and the subadvisory fees paid by VIA to Wholly-Owned Subadvisers for the Series may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually;

(b)	subadvisory fees paid by VIA to multiple Unaffiliated Subadvisers for a Series may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each Unaffiliated Subadviser individually; and

(c)	subadvisory fees paid by VIA to affiliated subadvisers that are not Wholly-Owned Subadvisers would continue to be disclosed for each affiliated subadviser individually.

Shareholders of all the Series approved the ability for VIA to rely on the Enhanced Order.

The SEC has issued a no-action letter that would permit a Series to apply the same relief in the First Order and the Enhanced Order with respect to any existing and future Partially-Owned Subadvisers, in addition to Unaffiliated Subadvisers and Wholly-owned Subadvisers, if approved by shareholders. This proposal seeks shareholders’ approval to apply this expanded relief to each Series.

If this proposal is approved by shareholders, VIA and the Trust generally intends to rely on the expanded relief under the no-action letter and to comply with its conditions which are summarized below. If, however, after this proposal is approved by shareholders the expanded relief is rescinded, VIA and the Trust intends to rely on the Enhanced Order and to comply with its conditions which are summarized below.

VIA and the Trust would be permitted, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of a Series:

(a)	to also engage or retain Partially-Owned and Wholly-Owned Subadvisers, in addition to Unaffiliated Subadvisers (or only Wholly-Owned and Unaffiliated Subadvisers if the no-action letter is rescinded);

(b)	to subsequently change such Subadvisers; or

(c)	to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the expanded exemptive relief would permit a Series to disclose its advisory fees as follows (collectively, the “Aggregate Fee Disclosure”):

(a)	advisory fees paid by the Series to VIA and the subadvisory fees paid by VIA to Wholly-Owned Subadvisers for the Series may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and

(b)	subadvisory fees paid by VIA to multiple Partially-Owned and Unaffiliated Subadvisers for the Series may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each Partially-Owned and Unaffiliated Subadviser individually (or to only Wholly-Owned and Unaffiliated Subadvisers if the no-action letter is rescinded).

The hiring of, replacement of, or changing of a subadvisory agreement with, such Subadvisers would no longer require approval by shareholders of a Series. However, any subadvisory agreement or amendment to the Series’ existing agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Series must be submitted to the Series’ shareholders for approval.

Even if shareholders approve this arrangement, approval by the Board, including a majority of the Independent Trustees, will still be required to engage a new Subadviser, terminate a Subadviser, or change any subadvisory agreement. For a Series to rely upon the expanded relief, it must comply with the conditions of the no-action letter as summarized below.

Before a Series may rely on the expanded relief, its use must be approved by a Majority Vote of the Series’ shareholders, and the Series must disclose in its prospectus that it relies on the expanded relief, and that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee and recommend the hiring, termination and replacement of Subadvisers.

The Adviser will continue to have overall supervisory responsibility for the general management and investment of each Series’ assets. Subject to the Board’s review and approval, the Adviser will set the Series’ investment strategies; evaluate, select and recommend Subadvisers to the Series; and implement procedures reasonably designed to ensure subadvisers comply with the Series’ investment objective, policies and restrictions. The Adviser will also monitor and evaluate the performance of Subadvisers, and inform shareholders of the hiring of a new Subadviser within 90 days of such hiring. The Series may not, however, enter into a new or amended subadvisory agreement with any Subadviser that results in an increase in the Series’ advisory fee without first receiving shareholder approval.

At least a majority of each Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.

When a Subadviser is hired or terminated, the Adviser must provide the Board with information about the profitability of the Adviser with respect to the Series. In addition, when a Subadviser change is proposed for the Series in reliance on the expanded relief, the Board will evaluate any material conflicts that may be present in the proposed subadvisory arrangement and make a separate finding that (i) the change is in the best interests of the Series and its shareholders, and (ii) the change does not involve a conflict of interest from which the Adviser or Subadviser receives an inappropriate advantage.

Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the expanded relief provides, the expanded relief will expire on the effective date of that rule.

The Board has concluded that, by approving this proposal, shareholders will afford a Series the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary Subadviser changes. Therefore, if shareholders approve this proposal, they could benefit from potential cost savings to the Series, as well as allowing VIA to act more quickly to change Subadvisers after it has determined that such a change would be in the best interest of the Series and its shareholders.

30

Required Vote

Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of each Series, voting separately at the Series-level with all of the Series’ share classes voting together. Under the 1940 Act, a majority of the Series’ outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Series’ outstanding shares are present in person or represented by proxy or (2) more than 50% of the Series’ outstanding voting securities (a “Majority Vote”). If a Series’ shareholders do not approve this proposal, that Series would continue to rely on the Enhanced Order.

The Trust’s Auditor

The Board of Trustees, including a majority of the Independent Trustees, has approved the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent accountants for the Trust’s fiscal year. The Trust’s fiscal year end is December 31.

PwC has extensive experience in investment company accounting and auditing and has served as independent accountant for the Trust for many years. PwC examines the financial statements included in the Trust's Annual Reports. It is not expected that representatives of PwC will be present at the Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

The SEC's auditor independence rules require the Audit Committee to pre-approve (a) all audit and permissible non-audit services provided by a Series’ independent accountants directly to the Series and (b) those permissible non-audit services provided by a Series’ independent accountants to the Series’ investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Series (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of the Trust.

The aggregate fees billed by PwC for the indicated services rendered to the Trust for the last two fiscal years was:

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2020	2021	2020	2021	2020	2021	2020	2021
Virtus Variable Insurance Trust	$130,067	$159,020	$11,424	$8,877	$46,385	$23,525	$0	$0

"Audit-Related Fees" are those related to performance of the audit and review of the Trust's financial statements not disclosed under "Audit Fees."

31

"Tax Fees" are those primarily associated with review of the Trust's tax provision and Registered Investment Company qualification in connection with audits of the Trust's financial statements, review of year-end distributions by the Trust to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Trust's federal income and excise tax returns.

“All Other Fees” are those fees billed for other products and services rendered by PwC to the Trust not included as Audit or Audit-Related or Tax Fees.

The Trust’s Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Trust and those non-audit services provided to the Trust's Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

The Audit Committee has determined that Ms. McDaniel, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. During the last two fiscal years, 100% of the non-audit services provided to each Trust were pre-approved by the Audit Committee under the policies and procedures described above.

The percentage of hours expended by PwC on the audit of the Trust’s financial statements for the last completed fiscal year that were attributed to work performed by individuals other than PwC full-time, permanent employees was less than fifty percent.

The aggregate non-audit fees billed by PwC to the Trust’s Adviser and other Affiliated Services Providers for the Trust’s last two fiscal years were:

	Aggregate Non-Audit Fees Billed
	2020	2021
Virtus Variable Insurance Trust	$57,809	$32,402

The Audit Committee has considered and determined that the provision of non-audit services provided to the Trust’s investment advisers and other Affiliated Service Providers that were not pre-approved in accordance with the Trust’s pre-approval policy is compatible with their auditor's independence. PwC, the independent accountants for the Trust’s most recently completed fiscal year, has confirmed to the Audit Committee that it is independent with respect to the Trust.

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SHARE OWNERSHIP INFORMATION

[Appendix E lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Series as of the Record Date.]

As of the Record Date, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Series.

PORTFOLIO TRANSACTIONS

The Series do not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Series may participate in brokerage commissions. The Series do not conduct portfolio transactions through affiliated brokers.

OTHER BUSINESS

The Board of Trustees know of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.

Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.

PLEASE VOTE BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY [                ], 2022 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees

Name:	Jennifer Fromm
Title:	Secretary

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APPENDIX A

VIRTUS FUNDS1

(each, a “Fund” and together, the “Funds”)

GOVERNANCE AND NOMINATING

COMMITTEE CHARTER

Purpose

The purposes of the Governance and Nominating Committee (the “Committee”) are: (1) to identify individuals qualified to become members of the Board of Trustees2 of the Funds (the “Board”) and to recommend that the Board select particular Trustee nominees; (2) to identify individuals qualified to become chairperson of the Board and to recommend that the Board select particular chairperson nominees; (3) to determine appropriate duties and membership of any Board committees; (4) to develop and recommend to the Board a set of governance principles applicable to the Funds; (5) to oversee annually the evaluation of the Board, this Committee and management of other committees of the Funds; and (6) to assist the Board in fulfilling its oversight responsibilities with respect to matters relating to the interests of the shareholders of each Fund.

Committee Composition

The Committee shall be composed of three (3) or more members of the Board, none of whom shall be an “interested person” (as such term is defined by section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (such non-interested members of the Board, the “Independent Trustees”), and one of whom shall be the chairperson of the Board (provided that the chairperson of the Board is an Independent Trustee). One member of the Committee shall serve as Chairperson. The Committee Chairperson shall be responsible for the leadership of the Committee, including scheduling meetings, or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings of the Committee and making reports to the Board, as appropriate. Once the Committee has been initially constituted, the Board shall from time to time receive from the Committee recommendations regarding membership and chairpersonship of the Committee and shall appoint the members of the Committee and the Committee chairperson after receiving such recommendations. Other Trustees of the Funds, while not serving as members of the Committee, nonetheless may have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. Committee members shall serve at the pleasure of the Board for such term or terms as the Board may determine.

Structure, Operations and Governance

Meetings and Actions by Written Consent. The Committee shall meet as often as required and as the Committee considers appropriate, but no less frequently than annually. Meetings may be called and notice given by the Committee chairperson or a majority of the members of the Committee. Members may attend meetings in person or by telephone. The Committee may act by written consent to the extent permitted by law and the Funds’ governing documents. The Committee shall maintain minutes or other

1 The Virtus Funds include The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Investment Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Strategy Trust and Virtus Variable Insurance Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund Inc., Virtus Stone Harbor Emerging Markets Income Fund, and Virtus Stone Harbor Emerging Markets Total Income Fund.

2 Throughout this Charter, the term “Trustee” includes a Director of an investment company organized as a corporation.

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records of its meetings and activities and report to the Board on any action it takes not later than the next following Board meeting.

Required Vote and Quorum. The affirmative vote of a majority of the voting members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution. No resolution may be adopted unless at least a majority of the voting members are present at the meeting in person or by telephone.

Appropriate Resources and Authority. The Committee shall have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Funds’ expense, as it deems necessary or appropriate to carry out its duties and responsibilities. In addition, the Committee shall have direct access to such officers of, and service providers to, the Funds, including subadvisers of the Funds, as it deems desirable.

Review of Charter. The Committee shall review and assess the adequacy of this Charter as necessary and, where necessary, will recommend changes to the Board for its approval. The Board may amend this Charter at any time in response to recommendations from the Committee or on its own initiative.

Executive Sessions; Inviting Others. The Committee may meet privately and may invite non-members to attend such meetings. The Committee may meet, in executive session or otherwise, with representatives of the Funds’ investment adviser, subadvisers, principal underwriter or other principal service providers (and any affiliate thereof), including such parties’ internal legal counsel and/or compliance personnel, to discuss matters that relate to the areas for which the Committee has responsibility.

Specific Duties of the Committee

Board Nominations/Independence

1.	The Committee shall recommend to the Board Trustee nominees for election at the next meeting of a Fund’s shareholders, as required. Additionally, in the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and make nominations for membership on the Board, as the case may be. The Committee may also recommend that a vacancy in the membership of the Board not be filled based on the then current Board’s size, composition and structure. In carrying out its responsibilities under this paragraph, the Committee shall have sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fees and other retention terms.

2.	Persons nominated as Independent Trustees may not be “interested persons” of the Funds as that term is defined in the 1940 Act or such other interpretations and rules and regulations adopted in connection therewith. The Committee shall also review the composition of the Board to ensure that at least two-thirds (2/3) of the Trustees are not interested persons. With respect to such consideration of nominees and existing Trustees, the Committee shall carefully evaluate their independence from any investment adviser, principal underwriter or other principal service provider to the Funds (and any affiliate thereof). The Committee shall also take into consideration any affiliations disclosed in the then current registration statement for the Funds and any person who the Committee considers to be unlikely to exercise an appropriate degree of independence as a result of: (a) a material business or professional relationship with any Fund, its investment advisers or principal underwriter (or any of their affiliated persons); or (b) a close familial relationship with any natural person who is an investment adviser or principal underwriter (or any of their affiliated persons). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of any existing or prospective

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Independent Trustee. It shall consult with counsel concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees.

3.	In assessing the qualifications of an existing or potential candidate for Independent Trustee membership on the Board, the Committee shall consider such other factors as it may deem relevant.

4.	With respect to shareholder/policyholder/contractholder recommendations for membership on the Board:

a.	In order for the Committee to consider recommendations for openings from shareholders of open-end retail Funds, those shareholders must have separately or as a group held for at least one full year five percent of the shares of a series of the respective Fund.

b.	In order for the Committee to consider recommendations for openings from policyholders or contractholders, those policyholders or contractholders must have separately or as a group beneficially held for at least two full years five percent of the shares of a series of Virtus Variable Insurance Trust through a variable insurance policy or variable annuity contract.

c.	In order for the Committee to consider recommendations for openings from shareholders of closed-end Funds, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i)	Any shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 4% of a Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nominating. In addition, such securities must continue to be held through the date of the nomination. In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must bear the economic risk of the investment.

(ii)	The nominating shareholder or shareholder group may not qualify as an adverse holder – i.e., if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(iii)	No eligible shareholder or shareholder group may submit more than one Independent Trustee recommendation each calendar year.

d.	In order for the Committee to consider shareholder, policyholder or contractholder submissions, the following requirements must be satisfied regarding the proposed nominee:

(i)	The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee.

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(ii)	The nominee may not be the nominating shareholder[3], a member of a nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.[4]

(iii)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(iv)	Neither the nominee nor any immediate family member of the nominee may have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v)	The nominee may not be an executive officer or trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi)	The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(vii)	A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

e.	Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the relevant Fund’s Secretary. In order for a submission of a nominee to be considered, such submission must include, as applicable:

(i)	the shareholder’s contact information;

(ii)	the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iii)	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act, including business experience for the past ten years and a description of the qualifications of the proposed nominee; and

(iv)	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Funds’ proxy statement, if so designated by the Committee and the Funds’ Board.

3 Within subsections (d) and (e) of this section, the term “shareholder” shall be interchangeable with policyholder and contractholder as appropriate.

4 Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

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It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

f.	To the extent the conditions of this section are met, the Committee shall give candidates recommended by shareholders/policyholders/contractholders the same consideration as any other candidate.

Board Chairperson Nominations

1.	The Committee from time to time shall recommend to the Board a policy or plan regarding succession of the Board chairperson. Such policy or plan shall be designed to: (i) mitigate, to the extent reasonably practicable, the negative impact of the retirement or resignation of the Board chairperson, and (ii) assist the Committee in evaluating candidates for a new chairperson of the Board.

2.	In the event of an anticipated or actual retirement or resignation of the chairperson of the Board, the Committee shall evaluate the qualifications of candidates and make recommendations to the Board regarding nominations for a new chairperson of the Board.

Committee Nominations and Responsibilities

1.	The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

2.	The Committee shall review and make recommendations from time to time to the Board regarding the nature and duties of Board committees, including: (i) committee member qualifications (including, without limitation, “financial expert” status); (ii) committee member and chairperson appointment and removal; (iii) committee size, structure and operations (including authority to delegate to subcommittees); (iv) committee charters; and (v) committee reporting to the Board. In the event of any vacancies on or additions to any committee, the Committee shall evaluate the qualifications of candidates and make recommendations on membership on any committee of the Board.

3.	In considering and recommending committee member appointments and removals, the Committee’s objective is to encourage broad knowledge and understanding by each Trustee of the Funds’ financial, regulatory and governance circumstances and conditions by endeavoring, to the extent reasonably practicable, to: (i) rotate membership of each committee over time, so that the individual committee members other than the chairperson serve on a committee generally no more than three (3) consecutive years and ultimately have served on several committees; and (ii) rotate chairpersons of the committees over time, so that the individual serving as chairperson of a committee serves in that role generally no more than five (5) consecutive years and ultimately has also served as a regular member or chairperson of several committees.

Fund Governance

1.	The Committee shall recommend to the Board for its approval a set of governance guidelines and shall review such guidelines from time to time as it deems necessary or appropriate and recommend any proposed changes to the Board for approval. Such guidelines shall consider, among other things, whether the Board is properly constituted, if matters entrusted to the Board have been properly considered, and any other matters that the Board should properly consider.

2.	The Committee shall coordinate an annual self-assessment by the Board of its effectiveness. The self-assessment may include, among other things, consideration of the Board’s committee

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structure; the appropriateness of rotating the composition of each Committee; and whether the Board members are capable of providing sufficient oversight to the number of funds they monitor. The Committee shall promptly report its findings and conclusions to the Board.

Other Powers and Responsibilities

1.	The Committee shall annually review the sufficiency of the retainer and fees paid to each member of the Board and to the members of the several Committees. If the Committee finds the retainer or fees to be not appropriate in light of the Board’s and Committees’ responsibilities, it will make a recommendation to the Board.

Amended and Restated: April 8, 2022

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APPENDIX B

SHARES OF THE SERIES OUTSTANDING ON THE RECORD DATE

Funds
	A	I
Virtus Duff & Phelps Real Estate Securities Series
Virtus KAR Capital Growth Series		N/A
Virtus KAR Equity Income Series		N/A
Virtus KAR Small-Cap Growth Series
Virtus KAR Small-Cap Value Series		N/A
Virtus Newfleet Multi-Sector Intermediate Bond Series
Virtus SGA International Growth Series
Virtus Strategic Allocation Series		N/A

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APPENDIX C

COMPENSATION OF THE TRUSTEES FOR

THE LAST FISCAL YEAR

Name	Aggregate Compensation From Virtus Variable Insurance Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation From the Virtus Funds Complex Paid to Trustees*
Independent Trustees
Donald C. Burke	$5,056	None	$316,667
Sidney E. Harris	$5,126	None	$316,667
John R. Mallin	$5,055	None	$316,667
Connie D. McDaniel	$5,718	None	$356,250
Philip R. McLoughlin	$7,606	None	$650,917
Geraldine M. McNamara	$5,549	None	$415,250
R. Keith Walton	$5,055	None	$316,667
Brian T. Zino	$4,697	None	$345,833
Interested Trustee
George R. Aylward	None	None	None
Advisory Board Members**
Sarah E. Cogan	$3,513	None	$302,500
Deborah A. DeCotis	$3,571	None	$293,333
F. Ford Drummond	$3,542	None	$297,917
TOTAL	$54,488	None	$3,928,668

* Total for period January 1, 2021 through December 31, 2021.

** Each Advisory Board Member joined effective February 1, 2021.

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APPENDIX D

TRUSTEE/NOMINEE OWNERSHIP OF EQUITY SECURITIES

OF THE TRUST/FUNDS AS OF March 31, 2022

Name of Trustee or Nominee	Name of Trust	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Virtus funds complex

Independent Trustees/Nominees
Donald C. Burke	VVIT		N/A	Over $100,000
Sarah E. Cogan	VVIT		N/A	Over $100,000
Deborah A. DeCotis	VVIT		N/A	Over $100,000
F. Ford Drummond	VVIT		N/A	Over $100,000
Sidney E. Harris	VVIT		N/A	Over $100,000
John R. Mallin	VVIT		N/A	Over $100,000
Connie D. McDaniel	VVIT		N/A	Over $100,000
Philip R. McLoughlin	VVIT		N/A	Over $100,000
Geraldine M. McNamara	VVIT		N/A	Over $100,000
R. Keith Walton	VVIT		N/A	Over $100,000
Brian T. Zino	VVIT		N/A	Over $100,000
Interested Trustee
George R. Aylward	VVIT		N/A	Over $100,000

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APPENDIX E

SHARE OWNERSHIP INFORMATION

Shareholder	Class	Shares	Percent of Class

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FORM OF PROXY CARD

[ ]

To vote by Internet

1)       Read the Proxy Statement and have the proxy card below at hand.

2)       Go to website www.[                ]

3)       Follow the instructions provided on the website.

To vote by Telephone

1)       Read the Proxy Statement and have the proxy card below at hand.

2)       Call [ ]

3)       Follow the instructions.

To vote by Mail

1)       Read the Proxy Statement.

2)       Check the appropriate boxes on the proxy card below.

3)       Sign and date the proxy card.

4)       Return the proxy card in the envelope provided.

Attend Virtual Meeting

At the following website [ ] on [ ], 2022

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
The Board of Trustees recommends a vote FOR the following	For All	Withold All	For All Except	To withhold authority to vote for any individual nominee(s), Mark “For All Except” and write the name(s) of the nominee(s) on the line below
1) Election of Trustees Nominees: 01) Sarah E. Cogan 02) Deborah A. DeCotis 03) F. Ford Drummond 04) Sidney E. Harris 05) Connie D. McDaniel 06) Keith R. Walton 07) Brian T. Zino	☐	☐	☐
The Board of Trustees recommends a vote FOR the following proposals	For	Against	Abstain
2) To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to the Series, to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Series or to modify subadvisory agreements for the Series without shareholder approval, and to permit the Series to disclose advisory and subadvisory fee information in an aggregated manner.	☐	☐	☐
NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.[         ].corn.

PROXY          [Series Name]           PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [        ], 2022

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the [Series Name] (the "Series"), a series of Virtus Variable Insurance Trust (the "Trust"), revoking previous proxies, hereby appoint(s) [    ], [         ] and [     ], or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Series to be held virtually at the following website [         ] on [      ], 2022, at [      ] [a.]/[p.]m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposals